UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities Exchange Act of 1934 (Amendments No.)

Check the appropriate box:

[X] Preliminary Information Statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d) (2))

[ ] Definitive Information Statement

CHINA YINGXIA INTERNATIONAL, INC.
(Name of Registrant As Specified In Charter)

Harbin Yingxia Industrial Co., Ltd, No.300, Xidazhi Street Nangang,
Harbin Heilongjiang China 150001
(Address of principal executive offices)

Registrant's telephone number, including area code: 86 451 86310948

c/o American Union Securities 100 Wall Street, 15th Floor New York, NY 10005
 (Address of principal agent offices)

Agent's telephone number, including area code: (212) 232-0120
Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it is determined)

4)	Proposed maximum aggregate value of transaction: 5) Total fee paid: Fee paid previously with preliminary materials.

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

CHINA YINGXIA INTERNATIONAL, INC.

Harbin Yingxia Industrial Co., Ltd
No.300, Xidazhi Street Nangang
Harbin Heilongjiang F4 150001

c/o American Union Securities
100 Wall Street, 15th Floor
New York, NY 10005

August 27, 2007

Dear Stockholder:

The accompanying Information Statement is being furnished to the holders of shares of the common stock, of China Yingxia International, Inc. (the "Company"), a Florida corporation. The Board of Directors (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders and directors. Pursuant to Rule 14c-2 of the Securities Exchange Act of 1934, the following actions will not be effective until twenty (20) days after the date the Information Statement is mailed to the stockholders:

1.  Authorize the Company's Board of Directors to (a) amend and restate our Bylaws to increase the number of directors to nine (9), and providing that a majority of directors may amend the Bylaws; and

2.  Adopt the 2007 Equity Incentive Plan.

The enclosed Information Statement is being mailed on or about August 27, 2007 to stockholders of record as of the close of business on June 11, 2007. You are urged to read the enclosed Information Statement in its entirety.

For the Board of Directors of CHINA YINGXIA INTERNATIONAL, INC.

By:	/s/ Yingxia Jiao
Chairman

This Information Statement is being provided to you by the Board of Directors of the Company. We are not asking you for a proxy and you are requested not to send us a proxy

CHINA YINGXIA INTERNATIONAL, INC.

Harbin Yingxia Industrial Co., Ltd
No.300, Xidazhi Street Nangang
Harbin Heilongjiang China 150001

c/o American Union Securities
100 Wall Street, 15th Floor
New York, NY 10005

INFORMATION STATEMENT

June 11, 2007

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders of the common stock, par value $0.001 per share, of China Yingxia International, Inc., a Florida Corporation (the "Company"), to notify such stockholders of the following:

On June 11, 2007, pursuant to Section 607.0704 of the Florida Business Corporation Act ("FBCA"), the Company received written consents in lieu of a meeting of stockholders from 3 stockholders holding 17,358,950 shares of Common stock representing approximately 51.66% of the 33,608,857 outstanding shares of common stock of the Company (the "Majority Stockholders") (i) approving an amendment to the Company's Bylaws increasing the number of directors authorized to serve on the Board of Directors up to nine (9) and providing that a majority of directors may amend the Bylaws; and (ii) adopting the 2007 Equity Incentive Plan (the "Actions").

On June 11, 2007 pursuant to FBCA Section 607.0821, the Board of Directors of the Company unanimously approved the above-mentioned Actions, subject to stockholder approval. According to FBCA Section 607.1003, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Bylaws.

In order to eliminate the costs and management time involved in holding a special meeting, and in order to effectuate the Actions as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company decided to utilize the written consent of the Majority Stockholders of the Company in accordance with FBCA Section 607.0704. The Majority Stockholders approved the Actions by written consent in lieu of a meeting on June 11, 2007 in accordance with FBCA Section 607.0704. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Actions.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on June 11, 2007 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the Actions will not be become effective until at least twenty (20) calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about August 27, 2007 to all stockholders of record as of the Record Date.

OUTSTANDING VOTING SECURITIES

As of the date of consent by the Majority Stockholders, June 11, 2007, we had issued and outstanding 33,608,857 shares of voting Common stock, par value $0.01 per share. On June 11, 2007, the holders of 51.66% of the voting common stock executed and delivered to the Company a written consent approving the Actions. Since the Actions have been approved by the Majority Stockholder, no proxies are being solicited with this Information Statement.

The Florida Business Corporation Act provides in substance that unless the Company's Certificate of Incorporation provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
 AND CONTROL PERSONS

The following table sets forth the name, age and position of each of our executive officers and directors as of August 27, 2007:.

Name	Age	Position	Date Appointed Director

Yingxia Jiao	54	President, Chief Executive Officer, Chief Financial Officer and Chairman	May 12, 2006

Lixue Deng	28	Director	May 29, 2007

Dr. Zhaobo Wang	51	Director	February 8, 2007

Set forth below is a brief description of the background and business experience of our executive officers and directors for the past five years (and, in some instances, for prior years).

Yingxia Jiao became our Chief Executive Officer, Chief Financial Officer and Director upon consummation of the Reverse Merger on May 12, 2006. She graduated from Harbin University of Chinese Medicine in 1997 and is a certified nutritionist of Heilongjiang province. She had many years experience in the medical field and hospital management before she founded the Yingxia group in 1998. She still serves as its President and CEO. Since October 2000, she has served as Vice Chairman of the Senior Welfare Foundation of Heilongjiang. Since August 2002, she has also served as the Vice Chairman of the Safe Food Association of Heilongjiang. In addition, since June 2004, she has served as the Vice Chairman of the Association of Corporate Management of Heilongjiang.

Lixue Deng was appointed as a member of the Board of Directors on May 29, 2007  to fill the vacancy created by the resignation of Mr. Gerald Montiel on May 22, 2007.  Mr. Deng is the son of Yingxia Jiao, our Chairwoman, Chief Executive Officer and Chief Financial Officer, and has been working for Harbin Yingxia since 2004.  Mr. Deng currently resides in the US and is exploring the establishment of a west coast office and interfacing with US investors and shareholders.  Mr. Deng studied business management at the University of Essex in Colchester, UK from 2000-2003.

Dr. Zhaobo Wang was appointed as an independent Director on February 8, 2007 and serves on the serve on the Nominating and Corporate Governance Committee.  Dr. Wang is a distinguished educator with business experience. Dr. Wang has been a professor of Operations Management/Business Statistics of Fairleigh Dickinson University (FDU) since 1992.  He established the Chinese American Business Institute at FDU where he serves as the first director.  Dr. Wang was elected as the first ever Asian-American school board member of Edison Township.  Dr.  Wang received his Ph.D. in Operations Management in 1992 and MBA in Management Information Systems in1990 from Rutgers University.

EXECUTIVE COMPENSATION

Compensation of Executive Officers

The following summary compensation table sets forth in U.S. dollars all compensation awarded to, earned by, or paid to the named executive officers paid by us during the fiscal years ended December 31, 2006 and 2005 in all capacities for the accounts of our executives, including the Chief Executive Officer (CEO) and Chief Financial Officer (CFO):

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Totals ($)

Yingxia Jiao,(1)	2006	12,000	0	0	0	0	0	0	12,000
Chief Executive Officer,	2005	10,000	0	0	0	0	0	0	10,000
Chief Financial Officer,
President

Brian Hauff,(2)	2006	0	0	0	0	0	0	0	0
Chief Executive Officer,	2005	118,958	0	0	0	0	0	0	118,958
Chief Financial Officer,
President

(1)
Ms. Jiao was appointed as our President, Chief Executive Officer and Chief Financial Officer on May 12, 2006 pursuant to the Reverse Merger. Prior to the Reverse Merger, she earned $10,000 as an officer of Yingxia.

(2)	Mr. Hauff resigned as President, Chief Executive Officer and Chief Financial Officer on May 12, 2006 pursuant to the Reverse Merger.

Outstanding Equity Awards at Fiscal Year-End Table. There were no individual grants of stock options to purchase our common stock made to the named executive officers in the Summary Compensation Table during the fiscal year ended December 31, 2006, and the subsequent period up to the date of the filing of this prospectus.

Employment Agreements

None of our executive officers have employment agreements.

Compensation of Directors

For the fiscal year ended December 31, 2006, we did not compensate our directors for their services.

Subsequently, on February 8, 2007 we entered into independent director agreements with Dr. Wang and Mr.  Montiel which set forth their duties as an independent director and the terms of compensation.  Pursuant to the terms of the agreement, the Company agreed to pay to Dr. Wang and Mr. Montiel a fee of $1,500 and $3,000, respectively, for each formal Board and Committee meeting in which the director participates, either in person or by teleconference and an aggregate value of $20,000 per annum in the form of restricted shares of the Company’s common stock, calculated based on the average closing price per share for the five (5) trading days preceding and including January 1 of such year.

On May 22, 2007, we accepted the resignation of Gerald Montiel from his position with us as an independent member of the Board of Directors and canceled the independent director’s agreement with Mr. Montiel. His resignation was not a result of any disagreement with us.

On May 29, 2007, the Board of Directors appointed as a member of the Board of Directors Lixue Deng to fill Mr. Montiel’s vacancy.  Mr. Deng has been employed by the Company since 2004 and has been compensated approximately $5,000 annually.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the ownership of our capital stock, as of  June 11, 2007, for: (i) each director; (ii) each person who is known to us to be the beneficial owner of more than 5% of our outstanding common stock; (iii) each of our executive officers named in the Summary Compensation Table; and (iv) all of our current executive officers and directors of as a group. Except as otherwise indicated in the footnotes, all information with respect to share ownership and voting and investment power has been furnished to us by the persons listed. Except as otherwise indicated in the footnotes, each person listed has sole voting power with respect to the shares shown as beneficially owned.

		Amount and Nature of
Title of Class	Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class (2)
Common Stock	Yingxia Jiao(1)	15,848,800	47.16%
Common Stock	Dr.Zhaobo Wang(1)	--	--
Common Stock	Lantin Deng(3)	4,801,600	14.29%
Common Stock	Fuling Jiao(4)	2,216,000	6.59%
Common Stock	Lixue Deng (1)	1,510,150
Common Stock	All officers and directors as a group (3 in number)	17,358,950	51.66%

(1)
The person listed is an officer and/or director of the Company and the address for each beneficial owner is Harbin Yingxia Industrial Co., Ltd, No.300, Xidazhi Street Nangang, Harbin Heilongjiang F4 150001.

(2)	Based on 33,608,857 shares of Common stock issued and outstanding as of June 11, 2007.

(3)	The address for this beneficial owner is Harbin Yingxia Industrial Co., Ltd, No.300, Xidazhi Street Nangang, Harbin Heilongjiang China 150001.

(4)	Fuling Jiao is the father of Yingxia Jiao. 4

DISSENTER'S RIGHTS OF APPRAISAL

The stockholders have no dissenter's rights of appraisal.

AMENDED BYLAWS

Number of Directors. The existing Bylaws provide that the "number of directors shall be established by resolution of the shareholders but shall not be less than the lesser of (i) the number of shareholders of record and beneficially or (ii) three." The stockholders have currently authorized three (3) directors. On June 11, 2007, the Board of Directors and Majority Stockholders approved an amendment to the Bylaws to authorize up to nine (9) directors to serve on the Board and allowing for the Board by resolution to fix the number of directors without limitation.

We are seeking to increase the number of directors on the board from 3 to 9 in order to engage directors who can assist the Company in complying with the rules and regulations associated with being a public Company. The Board is seeking additional board members to serve on the various committees which  presently each only have one member or fewer, including the Nominating/Corporate Governance/Compensation Committees.  Lastly, the Board is actively seeking additional independent directors in preparation for the application to a major listing exchange, which requires a majority independent board.  We believe that the general effect of this amendment on the Company will be increased capability and efficiency of the Board of directors, as well as an enhanced ability to comply with the rules and regulations of being a public Company.  Additionally, we will be in a position to create the majority independent board required for listing on a major listing exchange.

 Amendments to Bylaws. Under the existing Bylaws, approval of a majority of the outstanding shares is required to amend, repeal or replace the Bylaws. The Amended and Restated Bylaws allows the Board of Directors to amend or repeal the Bylaws or adopt new Bylaws, except to the extent:

(1)                      The Articles of Incorporation or any provision of Florida Revised Statutes reserves that power exclusively to the stockholders.

(2)                      The Shareholders in adopting, amending or repealing a particular Bylaw provide within the Bylaw that the Board of Directors may not amend, repeal or readopt that Bylaw.

The purpose of this amendment to the Bylaws is to simplify the process of amending the Bylaws in the future.  The Shareholders may still amend or repeal the Bylaws or adopt new Bylaws, however, this will allow the Board of Directors to also  amend or repeal the Bylaws or to adopt new Bylaws.   As a result of this amendment, we believe that there will be little impact on the Company, aside from providing an additional, more efficient way for the Company to make amendments to the Bylaws when necessary.

ADOPTION OF THE 2007 EQUITY INCENTIVE PLAN

General

On June 11, 2007, the Board of Directors and Majority Stockholders adopted the China Yingxia International, Inc. 2007 Equity Incentive Plan ("2007 Plan") . The purpose of the 2007 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success and growth, by offering them an opportunity to participate in the Company's future performance.

Terms

The following summary of features of the 2007 Plan is subject to the specific provisions contained in the full text of the 2007 Plan, as set forth in Exhibit A to this Information Statement.

Term. June 11, 2007 to June 11, 2017.

Authorized Shares and Award Limitations. The 2007 Plan authorized and reserved 3,000,000 shares of common stock for grant and issuance and is our only plan for providing stock-based incentive compensation to our eligible employees, officers, directors, consultants and advisors or any parent, subsidiary or affiliate of the Company. The maximum number of shares granted under the 2007 Plan to any one participant may not exceed twenty percent (20%) of the total shares subject to the 2007 Plan. Shares subject to awards that are cancelled, forfeited or that expire by their terms will be returned to the pool of shares available for grant and issuance under the 2007 Plan. The 2007 Plan authorizes non-qualified and incentive stock options, and restricted stock awards.

Exercise Price. The exercise price may not be less than the par value of a share on the grant date, provided that (i) the exercise price of an incentive stock option ("ISO") (as defined in the Internal Revenue Code) shall be not less than one hundred percent (100%) of the fair market value of the shares on the grant date; (ii) the exercise price of any ISO granted to a 10% shareholder shall not be less than one hundred ten percent (110%) of the fair market value of the shares on the grant date; and (iii) the exercise price of any option granted intended to qualify under Section 162(m) of the Internal Revenue Code, shall not be less than one hundred percent (100%) of the fair market value of the shares on the date of grant.

Administration. Our Compensation Committee, as appointed by our Board of Directors and comprised of non-employee directors in compliance with Exchange Act Rule 16b-3 and Internal Revenue Code Section 162(m) ("Code"), will administer the 2007 Plan and have the sole discretion and authority to make grants of stock options, restricted stock awards to employees, directors, consultants, independent contractors and advisors.

Share Limits on Awards. No more than 600,000 shares, or 20% of the 3,000,000 shares reserved, may be granted to any individual under the 2007 Plan. This limit is intended to ensure that awards will qualify under Section 162(m) of the Code, if applicable. Failure to qualify under this section might result in the Company's inability to take a tax deduction for part of its performance-based compensation to senior executives. Further, the aggregate number of shares that may be issued pursuant to the exercise of tax-favored incentive stock options or ISO's (as defined in the Code) cannot exceed 3,000,000. The foregoing number takes into account only issuances, and is not adjusted if shares are returned to the 2007 Plan due to having been forfeited or repurchased at their original issue price.

Vesting. Vesting schedules will be determined by the Compensation Committee when each award is granted.

Exercise Period. Stock options will have a term no longer than ten (10) years, except in the case of incentive stock options granted to holders of more than 10% of our voting stock, which shall have a term no longer than five (5) years. Restricted stock awards and stock bonus awards result in the immediate issuance of shares.

Transferability. Awards granted under the 2007 Plan may not be sold, pledged, assigned, hypothecated, transferred or disposed of except by will or the laws of descent and distribution except when permitted by the Compensation Committee and then only to certain family members of participants or certain trusts established for their benefit or other entities under their control. No award may be made subject to execution, attachment or other similar process.

Eligibility Under Section 162(m). Awards may, but need not, include performance criteria that satisfy Section 162(m) of the Code. To the extent that awards are intended to qualify as "performance-based compensation" under Section 162(m), the performance criteria may include the following criteria, among others, either individually, alternatively or in any combination, applied to either the company as a whole or to a business unit or subsidiary, either individually, alternatively, or in any combination, and measured either annually or in fractions or multiples of a year, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Compensation Committee in the award:

o Net revenue or net revenue growt	o Earnings before income taxes and amortization or growth in earnings before income taxes and amortization

o Operating income or operating income growth	o Net income or net income growth

o Earnings per share or growth in earnings per share	o Total stockholder return or total stockholder return growth

o Return on equity	o Operating cash flow return on income

o Adjusted operating cash flow return on income	o Economic value added

To the extent that an award under the 2007 Plan is designated as a "performance award," but is not intended to qualify as performance-based compensation under Section 162(m), the performance criteria can include the achievement of other strategic objectives, in addition to those listed above, as determined by the Board of Directors.

Notwithstanding satisfaction of any completion of any performance criteria described above, to the extent specified at the time of grant of an award, the number of shares of common stock, stock options or other benefits granted, issued, retainable or vested under an award on account of satisfaction of performance criteria may be reduced by the Compensation Committee on the basis of such further considerations as the Compensation Committee in its sole discretion determines.

Amendment or Termination. The Board may at any time terminate or amend the 2007 Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the 2007 Plan; provided, however, that: (a) the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and (b) no outstanding Award shall be deemed effected by such amendment without the advance written consent of the Participant(s) holding such outstanding Award(s) at the time of the proposed termination or amendment.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and 10-QSB (the "1934 Act Filings") with the Securities and Exchange Commission (the "Commission") . Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.                      Quarterly Reports on Form 10-QSB for the fiscal quarter ended March 31, 2007.

2.                      Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006.

EFFECTIVE DATE OF AMENDMENTS

Pursuant to Rule 14c-2 under the Exchange Act, the above Actions shall not be effective until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on, 2007.

By Order of the Board of Directors

By:	/s/ Yingxia Jiao
Chairman

Exhibit A

CHINA YINGXIA INTERNATIONAL, INC.

2007 EQUITY INCENTIVE PLAN

1.                         Purpose. The purpose of the plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of China Yingxia International, Inc., a Florida corporation (the "Company"), and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options and Restricted Stock. Capitalized terms not defined in the text are defined in Section 22.

2.                         Shares Subject to the Plan; Per-Person Award Limitation.

2.1 Number of Shares Available. Subject to Sections 2.2 and 17, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be Three Million (3,000,000) Shares. Subject to Sections 2.2 and 17, Shares shall again be available for grant and issuance in connection with future Awards under the Plan that: (a) are subject to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) are subject to an Award granted hereunder but are forfeited; or (c) are subject to an Award that otherwise terminates without Shares being issued. Subject to Sections 2.2 and 17, in no event shall the aggregate number of Shares that may be issued pursuant to incentive stock options exceed Three Million (3,000,000) Shares.

2.2 Adjustment of Shares. In the event that the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan; (b) the Exercise Prices of and number of Shares subject to outstanding Options; and (c) the number of Shares subject to other outstanding Awards shall be proportionately adjusted, subject to any required action by the Board or the shareholders of the Company and in compliance with applicable securities laws.

2.3 Individual Award Limitation. Notwithstanding any other provision in this Plan, and in addition to any requirements of this Plan, the maximum number of Shares granted hereunder to any one Participant may not exceed twenty percent (20%) of the total Shares subject to the Plan (subject to adjustments as provided in Sections 2.2 and 17 hereof).

3.                         Eligibility.

3.1 General. All Awards set forth herein may be granted to employees, officers, directors, consultants and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company, provided such consultants and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted more than one Award under the Plan.

4.                         Administration.

4.1 Compensation Committee. The Plan shall be administered by a committee ("Committee") appointed by the Company's Board of Directors. The membership of the Committee shall be constituted so as to comply at all times with the then applicable requirements for "outside directors" of Rule 16b-3 promulgated under the Exchange Act and Section 162(m) of the Code. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan.

4.2 Committee Authority. Subject to the general purposes, terms and conditions of the Board, the Committee shall have full power to implement and carry out the Plan. The Committee may delegate to one or more officers of the Company the authority to make recommendations to grant an Award under the Plan to Participants who are not Insiders of the Company. The Committee shall have the authority to:

a.  construe and interpret the Plan, any Award Agreement and any other agreement or document executed pursuant to the Plan;
b.           recommend to the Board amendments to the rules and regulations relating to the Plan;
c.            select the persons to receive Awards;
d.            determine the form and terms of Awards;
e.            determine the number of Shares or other consideration subject to Awards;
f.            determine whether Awards will be granted singly, in combination, in tandem with, in replacement of, or as alternatives to, other Awards under the Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;
g.           determine the granting of certain waivers of Plan or Award conditions;
h.           determine the conditions concerning the vesting, exercisability and payment of Awards;
i.  recommend to the Board such matters so as to correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement;
j.           determine whether an Award has been earned; and
k.           make all other determinations necessary or advisable for the administration of the Plan.

4.3 Exchange Act Requirements. If the Company is subject to the Exchange Act, the Company will take appropriate steps to comply with the disinterested director requirements of Section 16(b) of the Exchange Act, including but not limited to, the appointment by the Board of a committee consisting of not less than two persons (who are members of the Board), each of whom is a Disinterested Person.

4.4 Address of Committee. The Committee's address to which any correspondence or notifications may be sent or given is:

China Yingxia International, Inc.	China Yingxia International, Inc.
c/o Harbin Yingxia Industrial Co., Ltd	c/o American Union Securities
Harbin Heilongjiang F4 150001	100 Wall Street, 15th Floor
No.300, Xidazhi Street Nangang	New York, NY 10005
Attention: Chief Executive Officer	Attention: Peter D. Zhou

5.     Options. The Committee may grant Options to eligible persons and shall determine whether such Options shall be Incentive Stock Options within the meaning of Section 422 of the Code ("ISO") or Nonqualified Stock Options ("NQSO"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

5.1 Form of Option Grant. Each Option granted under the Plan shall be evidenced by an Award Agreement which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan.

5.2 Date of Grant. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3 Exercise Period. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however, that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, and provided further that no Option granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company ("Ten Percent Shareholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted. The Committee also may provide for the Options to become exercisable at one time or from time to time, periodically or otherwise, in such number or percentage as the Committee determines.

5.4 Exercise Price. The Exercise Price shall be determined by the Committee when the Option is granted and may be not less than the par value of a Share on the date of grant provided that: (i) the Exercise Price of an ISO shall be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant; (ii) the Exercise Price of any ISO granted to a Ten Percent Shareholder shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant; and (iii) the Exercise Price of any option granted that the Committee intends to qualify under Section 162(m) of the Code, shall not be less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 7 of the Plan.

5.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

5.6 Termination. Unless otherwise set forth in the Stock Option Agreement, the exercise of an Option shall be subject to the following:

a.  If the Participant is Terminated for any reason except death or Disability, then Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event, no later than the expiration date of the Options.

b.           If the Participant is terminated because of death or Disability (or the Participant dies within three (3) months of such termination), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter time period as may be specified in the Stock Option Agreement), but in any event no later than the expiration date of the Options; provided, however, that in the event of termination due to Disability other than as defined in Section 22(e) (3) of the Code, any ISO that remains exercisable after ninety (90) days after the date of termination shall be deemed a NQSO.

5.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.8 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not without the written consent of Participant, impair any of Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.4 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price.

5.9 No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.     Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to an eligible person Shares that are subject to restrictions. The Committee shall determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares shall be subject, and all other terms and conditions of the Restricted Stock Award, subject to the following:

6.1 Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to the Plan shall be evidenced by an Award Agreement ("Restricted Stock Purchase Agreement") that shall be in such form (which need not be the same for each Participant) as the Committee, shall from time to time approve, and shall comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock shall be accepted by the Participant's execution and delivery of the Restricted Stock Purchase Agreement and full payment for the shares to the Company within thirty (30) days from the date the Restricted Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Restricted Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer shall terminate, unless otherwise determined by the Committee.

6.2 Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award shall be determined by the Committee on the date the Restricted Stock Award is granted but shall in no event less than the par value of the Shares. Payment of the Purchase Price may be made in accordance with Section 7 of the Plan.

6.3 Restrictions. Restricted Stock Awards shall be subject to such restrictions as the Committee may impose. The Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on length of service, performance or such other factors or criteria as the Committee may determine. Restricted Stock Awards that the Committee intends to qualify under Code section 162(m) shall be subject to a performance-based goal. Restrictions on such stock shall lapse based on one (1) or more of the following performance goals: stock price, market share, sales increases, earning per share, return on equity, cost reductions, or any other similar performance measure established by the Committee. Such performance measures shall be established by the Committee, in writing, no later than the earlier of: (a) ninety (90) days after the commencement of the performance period with respect to which the Restricted Stock award is made; and (b) the date as of which twenty-five percent (25%) of such performance period has elapsed.

    a.  by cancellation of indebtedness of the Company to the Participant;
b.       by transfer of Shares that either (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by Participant in the public market;
c.       by waiver of compensation due or accrued to Participant for services rendered;
d.       by tender of property;
e.       with a promissory note in favor of the Company, which such note shall (1) provide for full recourse to the maker, (2) be collateralized by the pledge of the Shares that the Optionee purchases upon exercise of the Option, (3) bear interest at the prime rate of the Company's principal lender, and (4) contain such other terms as the Committee in its sole discretion shall reasonably require;
f.        by a "cashless exercise" in which Shares which would otherwise be delivered upon exercise of the Option may be used to satisfy the payment of the exercise price of the Option, in accordance with the following formula:

X = Y (A-B)
A

Where:
X                   = the number of Shares to be issued to Optionee.
Y                   = the number of Shares purchasable under the amount of the Option being exercised
A = the per Share Fair Market Value
B = the per Share Exercise Price of the Option

g.           with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists: (1) through a "same day sale" commitment from Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

(2) through a "margin" commitment from Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the exercise price directly to the Company; or h. by any combination of the foregoing.

If the Exercise Price or purchase price is paid in whole or in part with Shares, or through the withholding of Shares issuable upon exercise of the Option, the value of the Shares surrendered or withheld shall be their Fair Market Value on the date the Option is exercised.

8. Withholding Taxes.

8.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under the Plan, payments in satisfaction of Awards are to be made in cash, such payment shall be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements

8.2 Stock Withholding. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date") . All elections by a Participant to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Committee and shall be subject to the following restrictions:

a.   the election must be made on or prior to the applicable Tax Date;
b.           once made, then except as provided below, the election shall be irrevocable as to the particular Shares as to which the election is made;
c.           all elections shall be subject to the consent or disapproval of the Committee;
d.           if the Participant is an Insider and if the Company is subject to Section 1 6(b) of the Exchange Act: (1) the election may not be made within six (6) months of the date of grant of the Award, except as otherwise permitted by SEC Rule 1 6b-3(e) under the Exchange Act, and (2) either (A) the election to use stock withholding must be irrevocably made at least six (6) months prior to the Tax Date (although such election may be revoked at any time at least six (6) months prior to the Tax Date) or (B) the exercise of the Option or election to use stock withholding must be made in the ten (10) day period beginning on the third day following the release of the Company's quarterly or annual summary statement of sales or earnings; and
e.           in the event that the Tax Date is deferred until six (6) months after the delivery of Shares under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the exercise occurs, but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date. 9. Privileges of Stock Ownership. No Participant shall have any of the rights of a shareholder with respect to any

Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company shall be subject to the same restrictions as the Restricted Stock.

    10.     Transferability. Awards granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Award Agreement provisions relating thereto. During the lifetime of the Participant an Award shall be exercisable only by the Participant, and any elections with respect to an Award, may be made only by the Participant.

11.              Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right of first refusal to purchase all Shares that a Participant (or a subsequent transferee) may propose to transfer to a third party.

12.                         Certificates. All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

13.                         Escrow; Pledge of Shares. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

14.                         Exchange and Buy out of Awards. The Committee, may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Company may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Company and the Participant shall agree.

15.                         Securities Law and Other Regulatory Compliance. An Award shall not be effective unless such Award is in compliance with all applicable U.S. federal and state securities laws, rules and regulations of any governmental body, People's Republic of China ("PRC") laws, rules, regulations and government orders, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Award and also on the date of exercise or other Issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

16.                         No Obligation to Employ. Nothing in the Plan or any Award granted under the Plan shall confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

17.                         Corporate Transactions.

17.1 Assumption or Replacement of Awards by Successor. In the event of (a) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the shareholders of the company and the Awards granted under the Plan are assumed or replaced by the successor corporation, which assumption shall be binding on all Participants); (b) a dissolution or liquidation of the Company; (c) the sale of substantially all of the assets of the Company; or (d) any other transaction which qualifies as a "corporate transaction" under Section 424(a) of the Code wherein the shareholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company), all outstanding Awards may, to the extent permitted by applicable law, be replaced by the successor corporation (if any) with Awards of equivalent value, which replacement shall be binding on all Participants. In the alternative, substantially similar consideration may be provided to Participants as was provided to shareholders (after taking into account the existing provisions of the Awards) . The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant.

17.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 17, in the event of the occurrence of any transaction described in Section 17.1, any outstanding Awards shall be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, sale of assets or other "corporate transaction."

17.3 Assumption of Awards by the Company. The Company, from time to time, also may grant Awards identical to awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by granting an Award under the Plan in replacement of such other company's award. Such replacement shall be permissible if the holder of the replaced award would have been eligible to be granted an Award under the Plan if the other company had applied the rules of the Plan to such grant. In the event the Company grants Awards identical to an award granted by another company, the terms and conditions of such award shall remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted approximately pursuant to Section 424 (a) of the Code).

18.                      Adoption and Shareholder Approval. The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date") . The Plan shall be approved by the shareholders of the Company (excluding Shares issued pursuant to this Plan), consistent with applicable laws, within twelve months before or after the Effective Date. Upon the Effective Date, the Committee may grant Awards pursuant to the Plan; provided, however, that: (a) no Option may be exercised prior to initial shareholder approval of the Plan; (b) no Option granted pursuant to an increase in the number of Shares approved by the Board shall be exercised prior to the time such increase has been approved by the shareholders of the Company; and in the event that shareholder approval is not obtained within the time period provided herein, all Awards granted hereunder shall be canceled, any Shares issued pursuant to any Award shall be canceled and any purchase of Shares hereunder shall be rescinded. After the Company becomes subject to Section 16(b) of the Exchange Act, the Company will comply with the requirements of Rule 16b-3 (or its successor), as amended, with respect to shareholder approval

19.                      Term of Plan. The Plan will terminate ten (10) years from the Effective Date or, if earlier, the date of shareholder approval of the Plan.

20.                      Amendment or Termination of Plan. The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to the Plan; provided, however, that: (a) the Board shall not, without the approval of the shareholders of the Company, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and (b) no outstanding Award shall be deemed effected by such amendment without the advance written consent of the Participant(s) holding such outstanding Award(s) at the time of the proposed termination or amendment.

21.                      Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the shareholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
22.                      Definitions. As used in the Plan, the following terms shall have the following meanings:

"Affiliate" (or "Affiliates") means any corporation that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

"Award" means any award under the Plan, including any Option or Restricted Stock.

"Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means a committee appointed by the Company's Compensation Committee (said Compensation Committee itself being first appointed by the Company's Board).

"Company" means China Yingxia International, Inc., a Florida corporation, or any successor company.

"Disability" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

"Disinterested Person" means a director who has not, during the period that person is a member of the Committee and for one (1) year prior to service as a member of the Committee, been granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any Parent, Subsidiary or Affiliate of the Company, except in accordance with the requirements set forth in Rule 16b-3(c) (2) (I) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

"Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows: a. if such Common Stock is then quoted on the Nasdaq market, its last reported sale price on the Nasdaq market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

b.           if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

c.           if such Common Stock is publicly traded but is not quoted on a Nasdaq market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by The Wall Street Journal, for the over-the-counter market; or

d.           if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

"Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

"Option" means an award of an option to purchase Shares pursuant to Section 5.

"Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if at the time of the granting of an Award under the Plan, each of such corporations other than the Company owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such chain.

"Participant" means a person who receives an Award under the Plan.

"Plan" means this China Yingxia International, Inc. 2007 Equity Incentive Plan, as amended from time to time.

"Restricted Stock Award" means an award of Shares pursuant to Section. "SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" means shares of the Company's Common Stock reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 17, and any successor security.

"Subsidiary" (or "Subsidiaries") means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%), or more, of the total combined voting power of all classes of stock in one of the other corporations in such claim.

"Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant or advisor, to the Company or a Parent, Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

EXERCISE NOTICE

China Yingxia International, Inc.	China Yingxia International, Inc.
Harbin Yingxia Industrial Co., Ltd	c/o American Union Securities
Harbin Heilongjiang F4 150001	100 Wall Street, 15th Floor
No.300, Xidazhi Street Nangang	New York, NY 10005
Attention: Chief Executive Officer	Attention: Peter Zhou

1.                                                                                                                                                         Exercise of Option. Effective as of today,,, the undersigned ("Participant") hereby elects to exercise Participant's option to purchase shares of the Common Stock (the "Shares") of China Yingxia International, Inc. (the "Company") under and pursuant to the China Yingxia International, Inc. 2007 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ___, 2007 (the "Option Agreement").

2.           Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.           Representations of Participant. Participant acknowledges that Participant has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.           Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Participant as soon as practicable after the Option is exercised.

5.           Tax Consultation. Participant understands that Participant may suffer adverse tax consequences as a result of Participant's purchase or disposition of the Shares. Participant represents that Participant has consulted with any tax consultants Participant deems advisable in connection with the purchase or disposition of the Shares and that Participant is not relying on the Company for any tax advice.

6.           Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Participant and his or her heirs, executors, administrators, successors and assigns.

7.           Withholding Taxes. There may be a regular federal income tax liability upon the exercise of this Option. Participant will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Participant is an employee, the Company will be required to withhold from Participant's compensation or collect from Participant and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

8.           Governing Law. This Exercise Notice is governed by the internal substantive laws of the state of Florida.

9.           Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof, and may not be modified adversely to the Participant's interest except by means of a writing signed by the Company and Participant.

Submitted by: PARTICIPANT	Accepted by: CHINA YINGXIA INTERNATIONAL, INC.
/s/	By: